UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the securities exchange act of 1934

Date of Report (Date of earliest event reported): February 21, 2022

RICE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40503	98-1580612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 East Main Street, Second Story Carnegie, Pennsylvania 15106	15106
(Address of principal executive offices)	(Zip Code)

(713) 446-6259

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	RONI U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RONI	The New York Stock Exchange
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RONI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2022, Daniel Joseph Rice, IV resigned as the Chief Executive Officer (“CEO”) of Rice Acquisition Corp. II (the “Company”). Mr. Rice resigned to adhere to best-in-class corporate governance guidelines related to overboarding. Mr. Rice currently serves as a member of the board of directors of Archaea Energy (NYSE: LFG), EQT Corporation (NYSE: EQT) and Whiting Petroleum (NYSE: WLL) and will continue to serve as a member of the Company’s Board of Directors (the “Board”). In no way does this change in title diminish Mr. Rice’s commitment to the Company.

Also on February 21, 2022, the Board (i) appointed J. Kyle Derham, age 34, to succeed Mr. Rice as CEO, (ii) removed Mr. Derham as the Company’s Chief Financial Officer (“CFO”) and (iii) appointed James Wilmot Rogers, age 41, as CFO, in each case, effective immediately. Mr. Rogers will continue to serve as the Company’s Chief Accounting Officer, and Mr. Derham will continue to serve as a member of the Board.

In connection with the foregoing changes, no new compensatory arrangements were or will be entered into with Mr. Derham or Mr. Rogers.

Biographical information for Messrs. Derham and Rogers can be found in the section titled “Management” in the Company’s Registration Statement on Form S-1, which was initially filed by the Company on March 10, 2021, as amended (the “Registration Statement”), and is incorporated herein by reference. There are no family relationships between Mr. Derham or Mr. Rogers and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and except as previously disclosed in the Registration Statement under the section titled “Certain Relationships and Related Party Transactions,” which is incorporated herein by reference, there are no current or proposed transactions in which Mr. Derham or Mr. Rogers has or will have a direct or indirect material interest and in which the Company is or will be a participant that require disclosure pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Derham and any other person pursuant to which he was appointed as CEO, and there are no arrangements or understandings between Mr. Rogers and any other person pursuant to which he was appointed as CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE ACQUISITION CORP. II

Date: February 22, 2022	By:	/s/ James Wilmot Rogers
		Name:	James Wilmot Rogers
		Title:	Chief Financial Officer and Chief Accounting Officer

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